
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                  July 30, 2003
                Date of Report (Date of earliest event reported)

                              WCI COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)

               DELAWARE                    1-9186                59-2857021
(State or other jurisdiction of   (Commission file number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                            24301 Walden Center Drive
                          Bonita Springs, Florida 34134
                              (Address of Principal
                                Executive Office)

                                 (239) 947-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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
Exhibit       Description
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
  99.1        Press release dated July 29, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2003 WCI Communities, Inc. issued a press release reporting its 2003 second quarter earnings. A copy of this press release is attached hereto as
Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WCI COMMUNITIES, INC.


Dated: July 30, 2003              By:           /s/ James P. Dietz
                                        ----------------------------------------
                                        Name:   James P. Dietz
                                        Title:  Senior Vice President
                                                Chief Financial Officer